                                                                    EXHIBIT 10.1

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                         SECURITIES PURCHASE AGREEMENT

                                     Among

                          BOSTON LIFE SCIENCES, INC.,

                   BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                      and

                   BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.


                        Dated as of September 22, 1999




================================================================================

                         SECURITIES PURCHASE AGREEMENT


          THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of
                                                    ---------
September 22, 1999, among Boston Life Sciences, Inc., a Delaware corporation (the "Company"), Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson
      -------
Strategic Growth Fund, L.P. (each referred to herein as a "Purchaser" and,
                                                           ---------
collectively, the "Purchasers.")
                   ----------

          WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "Commission") under Section 4(2) of the
                                         ----------
Securities Act of 1933, as amended (the "Securities Act");
                                         --------------

          WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to acquire from the Company, an aggregate of $8,000,000 principal amount of 8% Convertible Debentures due September 22, 2003 (the

"Debentures"), in the form of Exhibit A annexed hereto, and the Class A and
-----------                   ---------
Class B warrants (collectively, the "Warrants"), in the forms of Exhibit B and
                                     --------                    ---------
Exhibit C annexed hereto, respectively, to purchase the Company's common stock,
---------
par value $0.01 per share (the "Common Stock"); and
                                ------------

          WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form of Exhibit D attached hereto (the
                                       ---------
"Registration Rights Agreement") pursuant to which the Company has agreed to
------------------------------
provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

          NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:


                                  ARTICLE I.

          PURCHASE AND SALE OF THE DEBENTURES AND WARRANTS

    1.1   Purchase and Sale. Subject to the terms and conditions set forth
          -----------------
herein, the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company on the Closing Date (as defined below), the principal amount of Debentures as set forth for such Purchaser on Schedule I.
             ----------

    1.2   Closings.
          --------

          a. The Closing. The closing of the purchase and sale of the Debentures
             -----------
and the issuance of the Warrants (the "Closing") shall take place at the offices
                                       -------
of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or by transmission by facsimile and overnight courier, immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in
Section 4.1 have been satisfied or waived by the appropriate party (the "Closing
                                                                         -------
Date").  At the Closing:
----

               (i) Each Purchaser shall deliver, as directed by the Company, its portion of the purchase price as set forth next to its name on Schedule I in
                                                               ----------
United States dollars in immediately available funds to an account or accounts designated in writing by the Company;

          (ii) The Company shall deliver to each Purchaser a Debenture, in the form of Exhibit A hereto, representing the principal amount purchased by such
        ---------
Purchaser as set forth on Schedule I hereto;
                          ----------

          (iii) The Company shall deliver to each Purchaser Warrants, in the forms of Exhibit B and Exhibit C hereto, representing the right to acquire the
         ---------     ---------
number of shares of Common Stock purchased by such Purchaser as set forth on
Schedule I hereto; and
----------

          (iv) The parties shall execute and deliver each of the documents referred to in Section 4.1 hereof.


                                  ARTICLE II.

                        REPRESENTATIONS AND WARRANTIES

    2.1   Representations, Warranties and Agreements of the Company.  The
          ---------------------------------------------------------
Company hereby makes the following representations and warranties to each of the
Purchasers:

          a. Organization and Qualification. The Company is a corporation duly
             ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a), the Company has no subsidiaries
                        ---------------
(collectively, the "Subsidiaries").  Each of the Subsidiaries (which for
                    ------------
purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the majority of such entity's capital stock or holds an equivalent equity or similar interest) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Agreement or the Transaction Documents (as defined in Section 2.1(b)) or any of the transactions contemplated hereby or thereby or (y) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its Subsidiaries, taken as a whole or (z) adversely affect the Company's ability to perform its obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect"). The Company has furnished to each of the Purchasers
------------------------
true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of
                                                  --------------
Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), and the true, complete and accurate copies of documents evidencing
 ------
all classes of securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     b.     Authorization; Enforcement.  The Company has the requisite corporate
     --     --------------------------
power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Debenture, the Warrants and the Registration Rights Agreement (collectively, the "Transaction Documents"), and
                                                   ---------------------
otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further action is required by the Company, its Board of Directors or its stockholders. Each of this Agreement and the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

    c.    Capitalization.  As of the date hereof, the authorized capital stock
          --------------
of the Company is as set forth in Schedule 2.1(c).  All of such outstanding
                                  ---------------
shares of capital stock have been, or upon issuance will be, validly authorized and issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as disclosed in Schedule 2.1(c), (i) no
                                                    ---------------
shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances granted by the Company, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any Transaction Document, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding debt securities of the Company or any of its Subsidiaries, (iv) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the sale of the Debentures or issuance of the Warrants or upon the conversion of the Debentures or upon the exercise of the Warrants, (vi) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (vii) except as specifically disclosed in the SEC Documents (as defined in Section 2.1(k) hereof), no Person (as defined below) or group of related Persons (a) has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock or (b) to the best knowledge of the Company, beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) in excess of 5% of the Common Stock.
                          ------------
"Person" means an individual or corporation, partnership, trust, incorporated or
 ------
unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

    d.    Authorization and Validity; Issuance of Shares.  The shares of
          ----------------------------------------------
Common Stock issuable upon conversion of the Debentures (the "Debenture Shares") and exercise of the Warrants (the "Warrant Shares") (collectively, the "Underlying Shares") are and will at all times hereafter continue to be duly
------------------
authorized and reserved for issuance and will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and Company rights of first refusal, other than liens and encumbrances created by the Purchasers (collectively, "Liens") and will not be subject to any preemptive or similar
                -----
rights. Subject to the accuracy and completeness of each of the Purchasers' representations and warranties in Section 2.2, the issuance by the Company of the Debentures, the Warrants and the Underlying Shares is exempt from registration under the Securities Act.

    e.    No Conflicts.  The execution, delivery and performance of this
          ------------
Agreement and each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Underlying Shares) do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company or any of the Subsidiaries, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a breach or a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument

(evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries, or by which any material property or asset of the Company or any Subsidiary is bound or affected which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

    f.    Consents and Approvals.  Except as specifically set forth on
          ----------------------
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain
---------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement or the Transaction Documents, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement,
(ii) the application(s) or any letter(s) acceptable to the National Market System of Nasdaq Stock Market ("Nasdaq") for the listing of the Underlying
                                ------
Shares with Nasdaq (and with any other national securities exchange or market on which the Common Stock is then listed) and (iii) any filings, notices or registrations under applicable state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on
Schedule 2.1(f), the "Required Approvals").
---------------       ------------------

    g.    Litigation; Proceedings.  Except as specifically set forth on
          -----------------------
Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or
---------------
investigation pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, to the Company's knowledge, or any of their respective properties or assets before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Transaction Documents or (ii) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

    h.    No Default or Violation.  Neither the Company nor any Subsidiary (i)
          -----------------------
is in default under or in violation of any indenture, loan or other credit agreement or instrument to which it is a party or by which it or any of its properties or assets is bound, (ii) is in default under or in violation of any other agreement to which it is a party or by which its properties or assets are bound, the default or violation of which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect, (iii) is in violation of any order of any court, arbitrator or governmental body applicable to it, (iv) is in violation of any statute, rule or regulation of any governmental authority to which it is subject, which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect, (v) is in default under or in violation of its Certificate of Incorporation, Bylaws or other organizational documents, respectively, or (vi) is in default under or in violation of any of the listing requirements of Nasdaq as in effect on the date hereof and is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq in the foreseeable future. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, rule or regulation of any governmental entity, except where such violations have not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect.

    i.    Disclosure; Absence of Certain Changes.  None of this Agreement, the
          --------------------------------------
Schedules to this Agreement, the Transaction Documents or the SEC Documents or the documents set forth on Schedule 2.1(i) contain any untrue statement of a
                           ---------------
material fact or omits to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 2.1(i) or in
                                                        ---------------
SEC Documents
filed on EDGAR at least five business days prior to the date hereof, since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, liabilities or results of operations of the Company or the Subsidiaries or, insofar as can reasonably be foreseen, the future operating or financial condition of the Company and the Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

    j.    Private Offering; Solicitation.  The Company and all Persons acting
          ------------------------------
on its behalf have not (i) made, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy any security under circumstances that would require registration of the Debentures, the Warrants, the Debenture Shares, the Warrant Shares or the Underlying Shares under the Securities Act, (ii) distributed any offering materials in connection with the offering and sale of the Debentures or the Warrants, other than the SEC Documents, the Schedules to this Agreement, any amendments and any supplements thereto, or (iii) solicited any offer to buy or sell the Debentures or the Warrants by means of any form of general solicitation or advertising. The offer, sale and issuance of the Debentures, the Warrants, the Debenture Shares and the Warrant Shares to the Purchasers will not be integrated with any other offer, sale and issuance of the Company's securities (past, current, or future) under the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Subject to the accuracy and completeness of the representations and warranties of the respective Purchasers contained in Section 2.2 hereof, the offer, sale and issuance by the Company to the Purchasers of the Debentures, the Warrants and the Underlying Shares is exempt from the registration requirements of the Securities Act.

    k.    SEC Documents; Financial Statements; Nonpublic Information.  The
          ----------------------------------------------------------
Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including pursuant to Section 13, 14 or 15(d) thereof, (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being collectively referred to herein as the "SEC Documents"), on a timely basis or has received a valid extension of such
 -------------
time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of the Company's knowledge, as of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be otherwise specified in such financial statements or the notes thereto or, in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments.

    l.    Investment Company.  The Company is not, and is not controlled by or
          ------------------
under common control with an affiliate (an "Affiliate") of an "investment
                                            ---------
company" within the meaning of the Investment Company Act of 1940, as amended.

    m.    Broker's Fees.  No fees or commissions or similar payments with
          -------------
respect to the transactions contemplated by this Agreement or the Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank, other than as set forth in Schedule 2.1(m). The Purchasers
                                            ---------------
shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this
Section 2.1(m) that may be due in connection with the transactions contemplated by this Agreement and the Transaction Documents.

    n.    Form S-3 Eligibility.  The Company is, and at the Closing Date will
          --------------------
be, eligible to register securities (including the Underlying Shares) for resale with the Commission under Form S-3 (or any successor form) promulgated under the Securities Act.

    o.    Listing and Maintenance Requirements Compliance.  The principal
          -----------------------------------------------
market on which the Common Stock is currently traded is Nasdaq. Except as disclosed on Schedule 2.1(o), the Company has not in the three years preceding
             ---------------
the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of such market or exchange. The Company is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq. After giving effect to the transactions contemplated by this Agreement and the Transaction Documents, the Company is and will be in compliance with all such maintenance requirements.

    p.    Intellectual Property Rights.  To the Company's knowledge, and
          ----------------------------
except for sponsored research and license agreements between the Company and Harvard Medical School and its affiliated institutions, the Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights (collectively, "Intellectual Property Rights") which are
                                ----------------------------
necessary for use in connection with their respective businesses as now conducted and as described in the SEC Documents. To the Company's knowledge, neither the Company nor any of its Subsidiaries has infringed or is infringing on any of the Intellectual Property Rights of any Person and, except as set forth on Schedule 2.1(p), there is no claim, action or proceeding which has been
         ---------------
made or brought or alleged against, or to the Company's knowledge, is being made, brought or threatened against, the Company or its Subsidiaries regarding the infringement of any of the Intellectual Property Rights, and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing, except where any of the foregoing would not be reasonably likely to have a Material Adverse Effect.

    q.    Employee Relations.  Neither the Company nor any of its Subsidiaries
          ------------------
is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. Except as set forth on Schedule 2.1(q), since January 1, 1999 no
                              ---------------
executive officer (as defined in Rule 501(f) under the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

    r.    Registration Rights; Rights of Participation.  Except as described
           --------------------------------------------
on Schedule 2.1(r) hereto, (i) the Company has not granted or agreed to grant to
   ---------------
any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (ii) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any Transaction Document.

    s.    Title.  Except as disclosed on Schedule 2.1(s), the Company and the
          -----                          ---------------
Subsidiaries have good and marketable title in fee simple to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all

Liens, except for Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and, to the Company's best knowledge, enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

    t.    Permits. The Company and each of its Subsidiaries possess all
          -------
certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently conducted, free and clear of any conflicts, and without any defaults or violations thereunder, except where the failure to possess such permits, or the existence of any conflict, default or violation would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect ("Material Permits"), and there is no
                                    ----------------
proceeding pending, or, to the knowledge of the Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit.

    u.    Insurance.  The Company and each of its Subsidiaries are insured by
          ---------
insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.

    v.    Tax Status; Firpta.  Except as set forth on Schedule 2.1(v), the
          ------------------                          ---------------
Company and each of the Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith (which are set forth on
Schedule 2.1(v) hereof), and has set aside on it books provisions reasonably
---------------
adequate in all material respects for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not a "United States real property holding corporation" within the meaning of Section 847(c)(2) of the Internal Revenue Code of 1986, as amended.

    w.    Transactions With Affiliates.  Except as set forth on Schedule
          ----------------------------                          --------
2.1(c) or Schedule 2.1(w), none of the officers, directors, or employees of the
------    ---------------
Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner other than transactions that would not require disclosure under Section 404 of Regulation S-K of the Securities Act and the Exchange Act.

    x.    Application to Takeover Protection.  The Company and its Board of
          ----------------------------------
Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or the laws of the state of incorporation which is or could become applicable to the Purchasers or the Transaction Documents in connection with the issuance of the Underlying Shares. The issuance of the Underlying Shares will not trigger any poison pill provisions of any of the Company's stockholders' rights or similar agreements.

         y.    Environmental Laws.  Except as set forth on Schedule 2.1(y), the
               ------------------                          ---------------
Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii)
                                                   ------------------
have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permits, licenses or other approvals except where the failure of any of the foregoing would not result in a Material Adverse Effect.

         z.    Foreign Corrupt Practices.  Neither the Company, nor any of its
               -------------------------
Subsidiaries, nor to the best of the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee form corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

    2.2  Representations and Warranties of the Purchasers.  Each of the
          ------------------------------------------------
Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

         a.   Organization; Authority.  Such Purchaser is a corporation or a
              -----------------------
limited duration company or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Debentures and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

         b.   Investment Intent. Such Purchaser is acquiring the Debentures and
              -----------------
the Warrants for its own account and not with a present view to or for distributing or reselling the Debentures, the Warrants, the Debenture Shares or the Warrant Shares or any part thereof or interest therein in violation of the Securities Act; provided, however, that by making the representations herein,
                -------- -------
such Purchaser does not agree to hold any of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares for any minimum or other specific term and reserves the right, subject to the provisions of Section 5.5, to dispose of the Debentures at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

         c.   Purchaser Status.  At the time such Purchaser was offered the
              ----------------
Debentures and the Warrants, and at the Closing Date, (i) it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Purchaser, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Debentures and the Warrants.

         d.   Reliance.  Such Purchaser understands and acknowledges that (i)
              --------
the Debentures and the Warrants are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 2.2 and such Purchaser hereby consents to such reliance.

          e.   Information.  Such Purchaser and its advisors, if any, have been
               -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and Warrants which have been requested by such Purchaser or its advisors. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 2.1 above or representations and warranties of the Company contained in any other transaction document. Such Purchaser understands that its investment in the Debentures and Warrants involves a significant degree of risk.

          f.   Governmental Review.  Such Purchaser understands that no United
               -------------------
States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Debentures or Warrants.

          g.   Residency.  Such Purchaser is a resident of the jurisdiction set
               ---------
forth immediately below such Purchaser's name on Schedule II hereto.

    The Company acknowledges and agrees that the Purchasers make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.



                                 ARTICLE III.

                               OTHER AGREEMENTS

    3.1   Transfer Restrictions.
          ---------------------

          a. If any Purchaser should decide to dispose of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares held by it, such Purchaser understands and agrees that it may do so only pursuant to the provisions of
Section 5.5, if applicable, and pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, such as Rule 144 promulgated under the Securities Act ("Rule 144"). In connection with any permitted transfer
                           --------
of any Debentures, Warrants, Debenture Shares or Warrant Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by any Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Transaction Documents.

          b. Each Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Debentures, the Warrants, the Debenture Shares and the Warrant Shares:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,

          ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

               IN ADDITION, THE DEBENTURES AND WARRANTS REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CONVERSION SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF SEPTEMBER 22, 1999 AMONG THE COMPANY AND THE PURCHASERS PARTY THERETO, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY.

          The Underlying Shares shall not contain the legend set forth above (or any other legend) if (i) the sale of Underlying Shares is pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) under the Securities Act, or if (ii) in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required hereunder.

    3.2   Stop Transfer Instruction.  The Company may not make any notation on
          -------------------------
its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

    3.3   Furnishing of Information.  As long as any Purchaser owns the
          -------------------------
Debentures, the Warrants, the Debenture Shares or the Warrant Shares, the Company will cause the Common Stock to continue at all times to be registered under Section 12(g) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13, 14 or 15(d) of the Exchange Act, will promptly, but in no event later than five (5) Business Days, notify the Purchasers of such filings and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. The Company further covenants that it will take such further action as any holder of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares may reasonably request, all to the extent required from time to time, to enable such Person to sell, subject to the provisions of Section 5.5, the Debentures, the Warrants, the Debenture Shares, or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

    3.4   Blue Sky Laws.  In accordance with the Registration Rights Agreement,
          -------------
the Company shall (i) qualify the Debenture Shares and the Warrant Shares under the securities or "blue sky" laws of such jurisdictions as the Purchasers may request (or to obtain an exemption from such qualification), and (ii) shall continue such qualification at all times through the resale of all Debenture Shares or Warrant Shares, but in any event not past the third anniversary of the Closing Date.

    3.5   Integration.  The Company shall not sell, offer for sale or solicit
          -----------
offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares to any Purchaser.

    3.6   Listing and Reservation of Debenture Shares and Warrant Shares.
          --------------------------------------------------------------

          a. The Company shall (i) not later than ten (10) business days after the Closing Date prepare and file with Nasdaq (as well as any other national securities exchange or market on which the Common Stock is then listed) an additional shares listing application or a letter acceptable to Nasdaq covering and listing a number of shares of Common Stock which is at least equal to 1.2 times the maximum number of Underlying Shares then issuable, assuming that the payment of all future dividends on such shares then outstanding were made in shares of Common Stock, (ii) take all steps necessary to cause the Underlying Shares to be approved for listing on Nasdaq (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, (iii) maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such Underlying Shares and not take any action which results in the delisting or suspension of such Underlying Shares and (iv) provide to the Purchasers evidence of such listing.

          b. The Company at all times shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for 1.2 times the full conversion of the outstanding Debentures (including the payment of all dividends thereon) and exercise of the outstanding Warrants. Shares of Common Stock reserved for issuance upon conversion of the Debentures and the exercise of the Warrants shall be allocated pro rata to each of the Purchasers in accordance with the amount of Debentures and Warrants issued and delivered to such Purchaser at the Closing. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover 120% of the number of Debenture Shares and Warrant Shares issued and issuable upon conversion of the Debentures and exercise of the Warrants (based on the Conversion Price (as defined in the Debenture) of the Debentures in effect from time to time and the Exercise Price (as defined in the Warrants) of the Warrants in effect from time to time) without regard to any limitation on conversions or exercises, the Company will promptly take all corporate action necessary to authorize and reserve 120% of such shares pursuant to Section 3(b) of the Registration Statement, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.6(b), in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares. In addition, upon the occurrence of a Reset Event (as defined in the Debenture) pursuant to Section 4.2(b) of the Debenture or Section 3(b) of the Warrant, the Company shall be required to file, within fifteen (15) business days of such Reset Event, a registration statement covering the product of 1.2 and the number Underlying Shares, less the number of Underlying Shares for which a registration statement is then effective. The Company shall use its best efforts to cause such registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event on or prior to that date the 100th day following the Filing Date; provided, however, that the Effectiveness Date shall
                           -------- -------
be extended to up to the 130th day following the Filing Date if the Initial Registration Statement is not declared effective by the Commission prior to the 130th day following the Filing Date due to delays which are solely attributable to the Commission, so long as the Company responds to any comments received from the Commission in a commercially reasonable manner and as promptly as practicable, but in no event later than ten (10) Business Days.. All calculations of the above amount shall be made without regard to any limitation on conversions of Securities or exercises of Warrants.

    3.7   Notice of Breaches.
          ------------------

          a. The Company and each Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement or in the Transaction Documents, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date; provided such notice will not constitute material non-public information. However, no disclosure by either party pursuant to this Section 3.7 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Transaction Documents unless the Purchasers consummate the Closing after receiving such disclosure.

          b. Notwithstanding the generality of Section 3.7(a), the Company shall promptly notify, provided such notification will not constitute material non-public information, each Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company or any Subsidiary to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company or any Subsidiary, and the Company shall promptly furnish by facsimile to the Purchasers a copy of any written statement in support of or relating to such claim or notice.

          c. The default by any Purchaser of any of its obligations, representations or warranties under this Agreement or the Transaction Documents shall not be imputed to, and shall have no effect upon, any other Purchaser or affect the Company's obligations under this Agreement or any Transaction Document to any non-defaulting Purchaser.

    3.8   Form D.  The Company agrees to file a Form D with respect to the
          ------
Debenture and Warrants as required by Rule 506 under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.

    3.9   Future Financings.
          -----------------

          a. As long as any Debentures are outstanding, except for (i) issuance of the Underlying Shares; (ii) shares of Common Stock deemed to have been issued by the Company in connection with any plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant of the Company; (iii) shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date hereof and listed in Schedule 2.1(c) hereto;
(iv) the securities to be issued in the transactions set forth on such Schedule 2.1(c); (v) shares issued in a transaction registered under the Securities Act; or (vi) shares of Common Stock issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another Person, if the Company agrees to issue shares of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock (the "New Security") at (a)
                                                           ------------
an effective price per share which is less or may be less (including, without limitation, any security which is convertible into or exchangeable or exercisable for Common Stock at a price which may change with the market price of the Common Stock) than the Conversion Price (as defined in the Debenture) of the Debentures as of the date thereof or (b) an effective price per share greater than the Conversion Price but less than the Average Price (as defined in the Debenture) on the date of such issuance or sale (either of (a) or (b) a "Future Financing"), the Company shall provide to the Purchasers by 5:00 p.m.
----------------
(New York time) on or before the third (3/rd/) Trading Day (as defined below) after the decision to issue the New Security has been made, written notice of the Future Financing containing in reasonable detail (i) the proposed terms of the Future Financing, (ii) the amount of the proceeds that will be raised and
(iii) the Person with whom such Future Financing shall be effected, and attached to which shall be a term sheet or similar document relating thereto (the "Future
                                                                          ------
Financing Notice"). Upon receiving the Future Financing Notice, each Purchaser
----------------
shall have the pro rata right (based on the principal amount of the Debentures held by such Purchaser relative to the aggregate principal amount of Debentures outstanding) to purchase, on the same terms as the Future Financing, an amount of New Securities for an aggregate purchase price which shall not exceed the sum of fifty percent (50%) of the amount of proceeds that will be raised in such Future Financing, not to exceed the lesser of (i) $8,000,000 or (ii) the outstanding principal amount of, and interest owing on, such Purchaser's Debenture. In the event a Purchaser desires to exercise the right granted under this Section 3.9, such Purchaser must notify the Company on or prior to the fifth (5/th/)Trading Day after such Purchaser has received the Future Financing Notice. In the event the terms and conditions of a proposed Future Financing are amended in any respect after delivery of the Future Financing Notice but prior to the closing of the proposed Future Financing to which such Future Financing Notice relates, the Company shall deliver a new notice to each Purchaser describing the amended terms and conditions of the proposed Future Financing and each Purchaser thereafter shall have an option during the five (5) Trading Days period following delivery of such new notice to purchase its pro rata share (based on the Purchaser's percentage of the principal amount of the outstanding Debentures such Purchaser owns) of the New Securities being offered on the same terms as contemplated by such proposed Future Financing, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Financing. At the closing for such Future Financing, the transactions contemplated by this Section 3.9 shall close, subject to the completion of mutually satisfactory documentation, and the Company shall tender to each Purchaser certificates representing the New Securities that it agreed to purchase and the Purchasers shall make payment for the entire purchase price in immediately available funds at the closing of such sale; provided, however, that each Purchaser, in lieu of providing cash as
      -------- -------
consideration for the purchase price, may retire all or a portion of the outstanding principal amount of Debenture as payment of the purchase price for the shares of Common Stock that it desires to purchase pursuant to this Section
3.8. "Trading Day" shall mean a day on which the Nasdaq (or in the event the
      -----------
Common Stock is not traded on Nasdaq, such other securities market on which the Common Stock is listed) is open for trading.

          b. If the Company shall enter into a transaction to issue any New Securities prior to March 22, 2000 (a "Subsequent Transaction"), each Purchaser
                                       ----------------------
shall have the right to have such Purchaser's Transaction Documents amended to reflect the terms of such Subsequent Transaction and the Company shall, if requested, issue new Debentures and Warrants to such Purchaser reflecting the terms of the Subsequent Transaction.

    3.10  Use of Proceeds.  The Company agrees to set aside and keep on hand
          ---------------
$4,000,000 of the proceeds from the sale of the Debentures to be applied to the redemption of or concession of, all of the Company's Class C floating preferred stock until such time as the guaranteed return obligation thereunder becomes cancelled and/or non-operative. The Purchasers agree that if and to the extent that the amount required to guarantee such redemption of or concession of all of the Company's Class C floating preferred stock falls below $4,000,000, the Company may use the balance of such amount for general corporate purposes.

    3.11  Reimbursement.  In the event that any Purchaser, other than by reason
          -------------
of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person (other than any action, proceeding or investigation brought by the Company against any Purchaser), including shareholders of the Company, in connection with or as a result of (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Transaction Documents,
(b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Transaction Documents, or (c) any cause of action, suit or claim brought or made against such Purchaser and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or the Transaction Documents, the Company will reimburse such Purchaser for its reasonable legal and other actual out-of-pocket expenses (including the reasonable cost of any investigation and preparation) incurred in connection therewith. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliate of the Purchasers and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of its obligations hereunder which is permissible under applicable law.

    3.12   Transfer Agent Instructions.  At the Closing the Company shall issue
           ---------------------------
irrevocable instructions to its transfer agent (and shall issue to any subsequent transfer agent as required), to issue certificates, registered in the name of each such Purchaser or its respective nominee(s), for the Debenture Shares and/or the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company in a form acceptable to such Purchasers (the "Irrevocable Transfer Agent Instructions"). So long as required pursuant to
 ---------------------------------------
Section 3.1(b), all such certificates shall bear the restrictive legend specified in Section 3.1(b) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this
Section 3.12, and stop transfer instructions to give effect to Section 3.1 hereof (in the case of the Debenture Shares and the Warrant Shares, prior to registration of the Debenture Shares under the Securities Act) will be given by the Company to its transfer agent and that the Debentures, the Warrants, the Debenture Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Transaction Documents. If a Purchaser provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Debentures, the Debenture Shares, the Warrants and the Warrant Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Warrants, the Debenture Shares and the Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Debenture Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by violating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.12 will be inadequate and agrees, in the event of a beach or threatened breach by the Company of the provisions of this Section 3.12, that the Purchasers, shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

    3.13  Press Release; Filing of Form 8-K.  Subject to the provisions of
          ---------------------------------
Section 6.10 hereof, prior to the opening of Nasdaq on September 23, 1999, the Company shall file a press release in form and substance reasonably acceptable to the Purchasers. On or before the 10/th/ business day following the Closing Date, the Company shall file a Form 8-K with the Commission describing the terms of the transaction contemplated by this Agreement and the Transaction Documents in the form required by the Exchange Act.

    3.14  Trading Restrictions.   Each Purchaser agrees that it shall not,
          --------------------
directly or indirectly through one or more intermediaries, engage in any short sales of the Company's Common Stock, unless within seven (7) Trading Days after the initiation of such short sale the Purchaser shall have delivered to the Company a Notice of Conversion, in accordance with Section 4.2 of the Debenture, pursuant to which the Purchaser shall convert such principal amount of Debentures held by such Purchaser into the number of shares of Common Stock as shall be sufficient to cover, and shall use such shares to so cover in full, the shares required to be delivered by such Purchaser in satisfaction of and in connection with such short sale. The parties agree that the provisions of this
Section 3.14 shall be specifically enforceable.

    3.15  Best Efforts.  Each of the parties hereto shall use its best efforts
          ------------
to satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

    3.16  Subsequent Registrations.  Other than Underlying Shares and other
          ------------------------
Registrable Securities (as defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement, the Company shall not, for a period of not less than 90 Trading Days after the date that the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the Commission, without the prior written consent of two-thirds of the Purchasers, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities unless such issuance or sale is equal to or greater than $10.00 per share of Common Stock on the date such issuance or sale or (ii) (a) register for resale any securities of the Company or (b) have a registration statement declared effective covering an issuance by the Company of any of its securities, unless the purchasers of such securities agree to not to offer or sell such securities for a period of 120 following the date the Registration Statement is declared effective by the Commission. Any days that any Purchaser is unable to sell Underlying Shares under an

Registration Statement shall be added to such 90 Trading Day and 120 Trading Day period for the purposes of (i) and (ii), respectively, above.

    3.17  Material Information.  The Company  covenants that any information
          --------------------
provided by the Company to the Purchasers, their agents or their counsel which could be deemed to constitute material non-public information will cease to be material non-public information (either through disclosure by the Company or otherwise) by December 21, 1999.


                                  ARTICLE IV.

                                  CONDITIONS

    4.1   Closing Conditions.
          ------------------

          a. Conditions Precedent to the Obligation of the Company to Sell. The
             -------------------------------------------------------------
obligation of the Company to sell the Debentures and the Warrants hereunder is subject to the satisfaction or waiver (with prior written notice to each Purchaser) by the Company, at or before the Closing, of each of the following conditions:

               (i)   Accuracy of the Purchasers' Representations and Warranties.
                     ----------------------------------------------------------
The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made (except for representations and warranties that speak as of a specific date) and as of the Closing Date;

               (ii)  Performance by the Purchasers.  Each Purchaser shall have
                     -----------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing; and

               (iii) No Injunction.  No statute, rule, regulation, executive
                     -------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

    b.    Conditions Precedent to the Obligation of the Purchasers to
          -----------------------------------------------------------
Purchase. The obligation of each Purchaser hereunder to acquire and pay for the Debentures and Warrants is subject to the satisfaction or waiver (with prior written notice to the Company and each other Purchaser) by such Purchaser, at or before the Closing, of each of the following conditions:

               (i)   Accuracy of the Company's Representations and Warranties.
                     --------------------------------------------------------
The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date);

               (ii)  Performance by the Company. The Company shall have
                     --------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

               (iii) No Injunction.  No statute, rule, regulation, executive
                     -------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

            (iv)   No Suspensions of Trading in Common Stock. The trading in
                   -----------------------------------------
the Common Stock shall not have been suspended by the Commission or on Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

            (v)    Listing of Common Stock. The Common Stock shall be listed
                   -----------------------
for trading on Nasdaq;

            (vi)   Required Approvals.  All Required Approvals shall have been
                   ------------------
obtained and copies thereof delivered to such Purchaser;

            (vii)  Shares of Common Stock.  The Company shall have duly
                   ----------------------
reserved the number of Underlying Shares required by this Agreement and the Transaction Documents to be reserved for issuance upon conversion of the Debentures and the exercise of the Warrants;

            (viii) Change of Control.  No Change of Control shall have occurred
                   -----------------
between August 15, 1999 and the Closing Date. "Change of Control" means the
                                               -----------------
occurrence of any of (i) an acquisition after the date hereof by any Person or "group" (as described in Section 13(d)(3) of the Exchange Act) of in excess of 51% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Company with or into another entity, unless following such transaction, the Holders of the Company's securities continue to hold at least 50% of the securities of the resulting company following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, (v) the removal of David Hillson as CEO of the Company or (vi) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii),
(iii), (iv) or (v).

            (ix)   Resolutions. The Board of Directors of the Company shall
                   -----------
have adopted resolutions consistent with Section 2.1(b) and in a form reasonably acceptable to each Purchaser (the "Resolutions");
                                   -----------

       c.  Documents and Certificates.  At the Closing, the Company shall have
           --------------------------
delivered to the Purchasers the following in form and substance reasonably satisfactory to the Purchasers:

            (i)    Opinion. An opinion of the Company's legal counsel in the
                   -------
form attached hereto as Exhibit E dated as of the Closing Date;
                        ---------

            (ii)   Debenture.  Debentures representing the principal amount of
                   ---------
Debentures purchased by such Purchaser as set forth next to such Purchaser's name on Schedule I, registered in the name of such Purchaser, each in form
        ----------
satisfactory to the Purchaser;

            (iii)  Warrant.  Warrants representing the Warrants purchased by
                   -------
such Purchaser as set forth next to such Purchaser's name on Schedule I,
                                                             ----------
registered in the name of such Purchaser;

            (iv)   Registration Rights. The Company shall have executed and
                   -------------------
delivered the Registration Rights Agreement;

            (v)    Officer's Certificate. An Officer's Certificate dated the
                   ---------------------
Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of the Closing Date;

            (vi)   Secretary's Certificate. A Secretary's Certificate dated the
                   -----------------------
Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Closing Date,
(B) that attached thereto is a true and complete copy of the by-laws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the Resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and of the Transaction Documents, and that such Resolutions have not been modified, rescinded or revoked;

            (vii)  Certificates of Incorporation. The Company shall have
                   -----------------------------
delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company and each Subsidiary whose individual operations are material to the consolidated operations, earnings, assets or financial condition of the Company, in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten days of the Closing Date. The Company shall have delivered to each of the Purchasers a copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten days of the Closing Date;

            (viii) Lockup Letters.  The officers and directors of the Company
                   --------------
shall have delivered to the Purchasers a letter in the form of Exhibit E hereto
                                                               ---------
pursuant to which they agree not to offer or sell, for a purchase price of less than $8.00 per share, shares of Common Stock such officer or director beneficially owns during any time period when any Purchaser is unable to freely offer for sale or to sell any Underlying shares pursuant to an effective registration statement.

                                  ARTICLE V.

                                 MISCELLANEOUS

     5.1  Entire Agreement.  This Agreement, together with the Exhibits and
          ----------------
Schedules hereto and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     5.2  Notices.  Any notices, consents, waivers or other communications
          -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 7:00 p.m. EST where such notice is received) or the first business day following such delivery (if received after 7:00 p.m. EST where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

               Boston Life Sciences, Inc.
               137 Newbury Street
               8th Floor
               Boston, MA  02116
               Facsimile: (617) 425-0996
               Attention: Joseph Hernon

          With a copy to:

               Ropes & Gray
               One International Place

               Boston, MA  02110
               Facsimile:  (617) 951-7050
               Attention:  Steven A. Wilcox

          If to the Transfer Agent:


          If to Brown Simpson Strategic Growth Fund, Ltd. to:

               152 West 57/th/ Street, 40/th/ Floor
               New York, New York  10029
               Telephone:  (212) 247-8200
               Facsimile:   (212) 247-1329
               Attention:  Paul Gustus

          If to Brown Simpson Strategic Growth Fund, L.P. to:

               152 West 57/th/ Street, 40/th/ Floor
               New York, New York  10029
               Telephone:  (212) 247-8200
               Facsimile:   (212) 247-1329
               Attention:  Paul Gustus

          With a copy, in the case of Notice to Brown Simpson Strategic Growth Fund, Ltd., Brown Simpson Strategic Growth Fund, L.P. to:

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               590 Madison Avenue
               New York, New York  10022
               Telephone:  (212) 872-1000
               Facsimile:  (212) 872-1002
               Attention:  James Kaye

Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

     5.3  Amendments; Waivers. No provision of this Agreement may be waived or
          -------------------
amended except in a written instrument signed, by both the Company and the Purchasers holding at least sixty percent (60%) of the then outstanding principal balance of Debentures (the "Majority Holders"). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Debentures purchased under this Agreement at the time outstanding (including securities into which such Debentures have been converted), each future holder of all such Debentures and securities and the Company. Upon effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the record holders of the Debentures and Underlying Shares (if applicable) who have not previously consented thereto in writing.

     5.4  Headings.  The headings herein are for convenience only, do not
          --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     5.5  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Majority Holders. No Purchaser shall assign, transfer, sell or otherwise dispose of this Agreement or the Debentures or any rights or obligations hereunder or thereunder without the prior written consent of the Company, except that a Purchaser may assign some or all of its rights hereunder or thereunder (i) to an "affiliate" of such Purchaser (as such term is defined in the 1934 Act (subject to such affiliate demonstrating to the reasonable satisfaction of the Company its satisfaction of the representations and warranties of the Purchaser set forth in Section 2.2 hereof)) or (ii) to any other Purchaser, without the consent of the Company; provided that each permitted assignee agrees to be bound by and to comply with the provisions of this Agreement.

    5.6   No Third-Party Beneficiaries.  This Agreement is intended for the
          ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     5.7  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     5.8  Survival.  The representations and warranties of the Company and the
          --------
Purchasers contained in Sections 2.1 and 2.2 and the agreements and covenants set forth in Section 3 shall survive the Closing and any conversion of the Debentures or exercise of the Warrants regardless of any investigation made by or on behalf of the such Purchaser or by or on behalf of the Company, except that, in the case of representations and warranties such survival shall be limited to the period of six (6) years following the Closing Date on which they were made or deemed to have been made. This section shall have no effect on the survival of the indemnification provisions of the Registration Rights Agreement.

     5.9  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     5.10 Publicity. The Company and the Purchasers shall consult with each
          ---------
other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Company will not publicly or otherwise disclose the names of the Purchasers without each such Purchaser's prior written consent. The Purchasers and their affiliated companies shall, without further cost, have the right to use in its advertising, marketing or other similar materials, the Company's logo and trademarks and all or parts of the Company's press releases that focus on the Transaction forming the subject matter of this Agreement or which make reference to the Transaction. The Purchasers understand that this grant by the Company only waives objections that the Company might have to the use of such materials by the Purchasers and in no way constitutes a representation by the Company that references in such materials to the activities of third-parties have been cleared or constitute a fair use.

     5.11  Severability. In case any one or more of the provisions of this
           ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12  Remedies. In addition to being entitled to exercise all rights
           --------
provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under this Agreement or the Transaction Documents without the showing of economic loss and without any bond or other security being required. Each of the Company and the Purchasers (severally and not jointly) agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.13  Independent Nature of Purchasers' Obligations and Rights. The
           --------------------------------------------------------
obligations of each Purchaser hereunder is several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity.

     5.14  Payment Set Aside. To the extent that the Company makes a payment or
           -----------------
payments to the Purchasers hereunder or pursuant to the Transaction Documents or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company a trustee, receiver or any other Person under applicable bankruptcy or fraudulent conveyance laws, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.15  Further Assurances. Each party shall do and perform, or cause to be
           ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.16  Fees and Expenses. Except as set forth in the Registration Rights
           -----------------
Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay the
                               --------  -------
Purchasers an aggregate fee of $20,000 at the Closing. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Debenture Shares and the Warrant Shares pursuant hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                    BOSTON LIFE SCIENCES, INC.



                                   By:______________________________
                                   Name:
                                   Title:

                                   BROWN SIMPSON STRATEGIC
                                   GROWTH FUND, LTD.

                                   By:  Brown Simpson Asset Management, LLC

                                   By: ____________________________________
                                   Name:
                                   Title:



                                   BROWN SIMPSON STRATEGIC
                                   GROWTH FUND, L.P.


                                   By: Brown Simpson Capital,LLC
                                       its general partner

                                   By:___________________________
                                   Name:
                                   Title:

                                  Schedule I



                             Principal Amount       Number of Shares of    Number of Shares of
Name of Purchaser              of Debentures         Class A Warrants       Class B Warrants
-----------------              -------------         ----------------       ----------------
Brown Simpson Strategic      $6,400,000             776,000                 576,000
Growth Fund, Ltd.

Brown Simpson Strategic      $1,600,000             194,000                 144,000
Growth Fund, L.P.

                                  Schedule II

Name of Purchaser                                   Address
-----------------                                   -------

Brown Simpson Strategic Growth Fund, Ltd.           152 West 57/th/ Street,
                                                    40/th/ Floor New York, New
                                                    York 10019 Attn: Paul Gustus
                                                    Fax: (212) 247-1329
                                                    Residence: Grand Cayman,
                                                    Cayman Islands

Brown Simpson Strategic Growth Fund, L.P.           152 West 57/th/ Street,
                                                    40/th/ Floor New York, New
                                                    York 10019 Attn: Paul Gustus
                                                    Fax: (212) 247-1329
                                                    Residence: New York, New
                                                    York

                                                                       Exhibit A


                        [Form of Convertible Debenture]

                                                                       Exhibit B


                           [Form of Class A Warrant]

                                                                       Exhibit C


                           [Form of Class B Warrant]

                                                                       Exhibit D



                        [Registration Rights Agreement]

                                                                       Exhibit E



                           [Company's Legal Opinion]